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Exhibit 10.27

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 22, 2003, is by and among Ball Corporation, an Indiana corporation ("Company"), Ball European Holdings, Sarl, a corporation organized under the laws of Luxembourg ("European Holdco"), the financial institutions signatory hereto in their capacity as Lenders (as defined below) under the Credit Agreement (as defined below) and Deutsche Bank AG, New York Branch, as administrative agent for the Lenders ("Administrative Agent").

W I T N E S S E T H:

        WHEREAS, Company, European Holdco, certain subsidiaries of Company (together with Company and European Holdco, "Borrowers"), certain financial institutions (the "Lenders") and Administrative Agent are parties to that certain Credit Agreement dated as of December 19, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have provided to Borrowers credit facilities and other financial accommodations; and

        WHEREAS, Borrowers have requested that Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and Administrative Agent are agreeable to the same, subject to the terms and conditions hereof.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Defined Terms.    Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

        2.    Amendments to Credit Agreement.    The Credit Agreement is, as of the First Amendment Effective Date, hereby amended as follows:

        (a)    Section 1.1 of the Credit Agreement is amended by deleting the phrase "but excluding, however, any amortization of deferred financing costs" from the definition of "Consolidated Interest Expense" therein in its entirety and replacing it with the following new clauses:

    but excluding, however, (i) any amortization of deferred financing costs and (ii) any interest expense in respect of call premiums paid in connection with the repayment of the 2008 Subordinated Notes

        (b)   Section 1.1 of the Credit Agreement is further amended by deleting clause (i) of the definition of "Permitted Refinancing Indebtedness" therein in its entirety and replacing it with the following new clause (i):

    (i)    the principal amount of such Indebtedness (as determined as of the date of the incurrence of the Indebtedness in accordance with GAAP) does not exceed the principal amount of the Indebtedness refinanced thereby on such date plus the amount of accrued and unpaid fees and expenses incurred in connection with such replacement, renewal, refinancing or extension; provided, however, solely with respect to Permitted Refinancing Indebtedness of the 2008 Subordinated Notes, up to $300,000,000 of principal amount of Indebtedness (as determined as of the date of the incurrence of the Indebtedness in accordance with GAAP) shall be permitted, with such amount to be applied, within 45 days, to redeem the 2008 Subordinated Notes and any remaining amount to be applied to ongoing working capital purposes;

        (c)   Section 1.1 of the Credit Agreement is further amended by deleting clause (v)(B) of the definition of "Permitted Refinancing Indebtedness" therein in its entirety and replacing it with the following new clause (v)(B):

    (B)    in the case of Permitted Refinancing Indebtedness of the 2008 Subordinated Notes, (1) such Indebtedness is unsecured, (2) such Indebtedness is subordinated to the Obligations on terms and conditions not less, taken as a whole, favorable to the Lenders than the 2008 Subordinated Notes unless (a) such Indebtedness is incurred on or prior to September 30, 2003 or (b) the Leverage Ratio after giving pro forma effect to the incurrence of such Indebtedness would be equal to or less than 3.00 to 1.00, in which case such Indebtedness may rank pari passu in right of payment to the Facilities and (3) the scheduled maturity date shall not be earlier than, nor shall any amortization commence, prior to the date that is one year after the latest Term Loan Maturity Date.

        (d)   Section 1.1 of the Credit Agreement is further amended by adding the following new defined term in alphabetical order therein:

    "2008 Subordinated Note Repayment Reserve" means, (i) at any time after the incurrence of Permitted Refinancing Indebtedness with respect to the 2008 Subordinated Notes and prior to the repayment in full (or defeasance) of the 2008 Subordinated Notes, $260,312,500 and (ii) thereafter (including on the date of a Borrowing to be used to repay (or defease) the 2008 Subordinated Notes in full), $0.

        (e)   Section 1.1 of the Credit Agreement is further amended by adding the following clause to the end of the definition of "Total Available Multicurrency Revolving Commitment" therein:

    minus the 2008 Subordinated Note Repayment Reserve.

        (f)    Section 3.2(b) of the Credit Agreement is amended by adding the clause "plus the 2008 Subordinated Note Repayment Reserve" immediately prior to the parenthetical clause that ends the first sentence of such section.

        (g)   Section 4.3(e) of the Credit Agreement is amended by deleting the first sentence therein in its entirety and replacing it with the following sentence:

    subject to Section 4.5(c), each voluntary prepayment of Term Loans shall be applied to the Scheduled Term Repayments of the Term Facility or Term Facilities designated by Company (in amounts designated by Company), and within each such Term Loan, shall be applied to reduce the remaining Scheduled Term Repayments on a pro rata basis.

        (h)   Section 6.8(b) of the Credit Agreement is amended by deleting the parenthetical therein in its entirety and replacing it with the following parenthetical:

    (other than as Permitted Refinancing Indebtedness of the 2008 Subordinated Notes, except to the extent the Multicurrency Revolving Loans have previously been repaid with the Net Offering Proceeds of Permitted Refinancing Indebtedness of the 2008 Subordinated Notes)

        (i)    Section 8.2(b) of the Credit Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

    (b)    Receivables Facility Attributable Debt incurred in connection with Permitted Accounts Receivable Securitizations provided that (i) such Indebtedness related to Permitted Accounts Receivable Securitizations of Foreign Subsidiaries plus Indebtedness incurred pursuant to Section 8.2(r) shall not exceed the Dollar Equivalent of $125,000,000 in the aggregate and (ii) such Indebtedness related to all Permitted Accounts Receivable Securitizations shall not exceed the Dollar Equivalent of $300,000,000 in the aggregate;

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        (j)    Section 8.2(r) of the Credit Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

    (r)    Indebtedness (including any refinancings of such Indebtedness) incurred by European Holdco, Canadian Borrower or any of their Subsidiaries in addition to that referred to elsewhere in this Section 8.2 in a Dollar Equivalent principal amount outstanding not to exceed $125,000,000 in the aggregate minus the Dollar Equivalent of Indebtedness incurred pursuant to Section 8.2(b)(i).

        (k)   Section 8.5(iii) of the Credit Agreement is amended by adding the following clause to the end of such Section, immediately following the phrase "other than with the proceeds of Permitted Refinancing Indebtedness":

    or with other funds in an amount not greater than the proceeds of Permitted Refinancing Indebtedness incurred within 45 days prior to the date of such prepayment

        (l)    Section 12.18 of the Credit Agreement is amended by adding the following paragraph to the end of such Section, immediately following clause (e) thereof:

    Notwithstanding anything in this Agreement to the contrary, the Administrative Agent, the Canadian Administrative Agent, each of the Lenders, each of the Borrowers and all other parties to the transactions contemplated hereunder (collectively, the "Parties") hereby agree that all Parties (and each employee, representative, or other agent of such Parties) may disclose to any and all persons, without limitation of any kind, the U.S. "tax treatment" or "tax structure" (in each case, within the meaning of Treasury Regulation section 1.6011-4) of the transactions contemplated hereunder and all materials of any kind (including opinions or other tax analyses) that are provided to such Parties relating to such U.S. "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation section 1.6011-4); provided, that to the extent any Information relates to the " tax treatment" or "tax structure" and contains other information, this paragraph shall only apply to the information relating to the "tax treatment" or "tax structure"; provided, however, that no Party shall disclose any information to the extent that such disclosure would result in a violation of any Federal or state securities law. This authorization is not intended to permit disclosure of any other information, including (without limitation) (i) any portion of any materials to the extent not necessary to understanding the "tax treatment" or "tax structure" of the transactions contemplated hereunder, (ii) the identities of the participants or potential participants in any transaction contemplated hereunder, (iii) the existence or status of any negotiations, (iv) any pricing or financial information (except to the extent such pricing or financial information is necessary to understanding the "tax treatment" or "tax structure" of the transactions contemplated hereunder), or (v) any other term or detail not necessary to understanding the "tax treatment" or "tax structure" of the transactions contemplated hereunder. The intent of this provision is that the transactions contemplated by the Loan Documents are not treated as having been offered under conditions of confidentiality for purposes of Treasury Regulations section 1.6011-4(b)(3)(i).

        3.    Fees.    In consideration of the execution of this Agreement by Administrative Agent and the Required Lenders, Company hereby agrees to pay to each Lender which executes and delivers this Agreement on or prior to 5:00 p.m. (New York City time) July 22, 2003 a fee (the "Amendment Fee") in an amount equal to (a) such Lender's Multicurrency Revolving Commitment as in effect on the First Amendment Effective Date plus the Dollar Equivalent of such Lender's Canadian Revolving Commitment as in effect on the First Amendment Effective Date plus the Dollar Equivalent aggregate outstanding principal amount of such Lender's Term Loans in effect on the First Amendment Effective Date multiplied by (b) 0.05%.

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        4.    Representations and Warranties.    In order to induce Administrative Agent and the Lenders to enter into this Agreement, each of Company and European Holdco hereby represents and warrants to Administrative Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

        (a)   Each of Company and European Holdco has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

        (b)   This Agreement constitutes each of Company's and European Holdco's legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

        (c)   The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the First Amendment Effective Date as though made on and as of the First Amendment Effective Date (except to the extent expressly made as of a specified date, in which event such representation and warranty is true and correct in all material respects as of such specified date).

        (d)   Each of Company's and European Holdco's execution, delivery and performance of this Agreement do not and will not violate its articles or certificate of incorporation, by-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

        (e)   No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by Company, European Holdco or any other Credit Party of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

        (f)    No Event of Default or Unmatured Event of Default exists under the Credit Agreement or would exist after giving effect to this Agreement.

        5.    Conditions to Effectiveness of Amendment.    This Amendment shall become effective on the date (the "First Amendment Effective Date") each of the following conditions precedent is satisfied:

        (a)    Execution and Delivery of Amendment.    Company, European Holdco, Administrative Agent and the Required Lenders shall have executed and delivered this Agreement.

        (b)    Execution and Delivery of Officer's Certificate.    Administrative Agent shall have received a certificate of a Responsible Officer of Company and European Holdco in the form of Exhibit A attached hereto.

        (c)    Payment of First Amendment Effective Date Amendment Fee.    Company shall have paid in full to Administrative Agent the Amendment Fee required by Section 3 hereof.

        (d)    Representations and Warranties.    The representations and warranties of Company, European Holdco and the other Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the First Amendment Effective Date, with the same effect as though made on such date (except to the extent expressly made as of a specified date, in which event such representation and warranty is true and correct in all material respects as of such specified date).

        (e)    No Defaults.    No Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

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        6.    Miscellaneous.    The parties hereto hereby further agree as follows:

        (a)    Costs, Expenses and Taxes.    Company hereby agrees to pay all reasonable fees, costs and expenses of Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

        (b)    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

        (c)    Headings.    Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

        (d)    Integration.    This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

        (e)    Governing Law.    THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

        (f)    Binding Effect.    This Amendment shall be binding upon, and inure to the benefit of, Borrowers, Administrative Agent, the Lenders and their respective successors and assigns; provided, however, that no Borrower may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Lenders.

        (g)    Amendment; Waiver.    The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the First Amendment Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Company and European Holdco acknowledge and agree that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

        (h)    Reaffirmation of Guaranty.    Company undertakes to deliver to Administrative Agent, on or before August 31, 2003, a Reaffirmation of Guaranty executed by a Responsible Officer of each of the Guarantors (other than Company) in the form of Exhibit B attached hereto.

[Signature Page Follows]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BALL CORPORATION
By:	/s/ SCOTT C. MORRISON
Name: Scott C. Morrison Title: Vice President and Treasurer
BALL EUROPEAN HOLDINGS, SARL
By:	/s/ CHARLES E. BAKER
Name: Charles E. Baker Title: Manager
DEUTSCHE BANK AG, NEW YORK BRANCH, in its individual capacity and as Administrative Agent
By:	/s/ M.A. ORLANDO
Name: Marco Orlando Title: Director
By:	/s/ CHARLES P. FERRIS
Name: Charles P. Ferris Title: Assistant Vice President
DEUTSCHE BANK AG, CANADA BRANCH
By:	/s/ JOHN MAYNARD
Name: John Maynard Title: Chief Financial Officer
By:	/s/ MARCELLUS LEUNG
Name: Marcellus Leung Title: Assistant Vice President

ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ CHRIS GOERGEN
Name: Chris Goergen Title: Authorized Signatory
By:	/s/ JERRY ZINKULA
Name: Jerry Zinkula Title: Authorized Signatory
AIMCO CDO SERIES 2000-A
By:	/s/ CHRIS GOERGEN
Name: Chris Goergen Title: Authorized Signatory
By:	/s/ JERRY ZINKULA
Name: Jerry Zinkula Title: Authorized Signatory
AIMCO CLO SERIES 2001-A
By:	/s/ CHRIS GOERGEN
Name: Chris Goergen Title: Authorized Signatory
By:	/s/ JERRY ZINKULA
Name: Jerry Zinkula Title: Authorized Signatory
PPM AMERICA, INC., as Attorney-in-fact, On Behalf of Jackson National Life Insurance Company
By:	/s/ DAVID C. WAGNER
Name: David C. Wagner Title: Managing Director

PPM SPYGLASS FUNDING TRUST
By:	/s/ ANN E. MORRIS
Name: Ann E. Morris Title: Authorized Agent
PPM SHADOW CREEK FUNDING LLC
By:	/s/ ANN E. MORRIS
Name: Ann E. Morris Title: Assistant Vice President
NEW YORK LIFE INSURANCE COMPANY
By:	/s/ F. DAVID MELKE
Name: F. David Melke Title: Investment Vice President
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ GARETH MAGEE
Name: Gareth Magee Title: Authorized Signatory
By:	/s/ TOM HAYES
Name: Tom Hayes Title: Authorized Signatory
WINGED FOOT FUNDING TRUST
By:	/s/ ANN E. MORRIS
Name: Ann E. Morris Title: Authorized Agent
JUPITER LOAN FUNDING LLC
By:	/s/ ANN E. MORRIS
Name: Ann E. Morris Title: Assistant Vice President

AMERICAN EXPRESS CERTIFICATE COMPANY
By:	American Express Asset Management Group, Inc. as Collateral Manager
By:	/s/ MICHELLE KEELEY
Name: Michelle Keeley Title: Senior Vice President—Fixed Income Investments
IDS LIFE INSURANCE COMPANY
By:	American Express Asset Management Group, Inc. as Collateral Manager
By:	/s/ MICHELLE KEELEY
Name: Michelle Keeley Title: Senior Vice President—Fixed Income Investments
HEWETT'S ISLAND CDO, LTD
By:	/s/ PETER M. CAMPO
Name: Peter M. Campo, CFA Title: Analyst
THE BANK OF NOVA SCOTIA
By:	/s/ P.J. ARMSTRONG
Name: P.J. Armstrong Title: Vice President and Centre Manager
RMF EURO CDO S.A.
By:	/s/ H. NEWMAN
Name: H. Newman Title:

DAVID L. BABSON & CO. INC. as Collateral Manager for: ELC (Cayman) Ltd. CDO Series 1999-1
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CPA Title: Managing Director
TORONTO DOMINION (NEW YORK), INC.
By:	/s/ GWEN ZIRKLE
Name: Gwen Zirkle Title: Vice President
BANCA POPOLARE DI LODI SCARL LONDON BRANCH
By:	/s/ L.K. CHAN
Name: L.K. Chan Title: Manager
By:	/s/ JOHN SIDHOM
Name: John Sidhom Title: Manager
ARES IV CLO LTD.
By:	Ares CLO Management IV, L.P., Investment Manager
By:	Ares CLO GP IV, LLC, Its Managing Member
By:	/s/ CHRISTOPHER N. JACOBS
Name: Christopher N. Jacobs Title: Vice President

ARES VI CLO LTD.
By:	Ares CLO Management VI, L.P., Investment Manager
By:	Ares CLO GP VI, LLC, Its Managing Member
By:	/s/ CHRISTOPHER N. JACOBS
Name: Christopher N. Jacobs Title: Vice President
ARES VII CLO LTD.
By:	Ares CLO Management VII, L.P., Investment Manager
By:	Ares CLO GP VII, LLC, Its General Partner
By:	/s/ CHRISTOPHER N. JACOBS
Name: Christopher N. Jacobs Title: Vice President
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
APEX (IDM) CDO I, LTD.
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director

BABSON CLO LTD. 2003-I
By:	David L. Babson & Company Inc. as Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
BILL & MELINDA GATES FOUNDATION
By:	David L. Babson & Company Inc. as Investment Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy Title: Managing Director
ELC (CAYMAN) LTD.
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
ELC (CAYMAN) LTD. 1999-II
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY, CFA
Name: Glenn P. Duffy, CFA Title: Managing Director

ELC (CAYMAN) LTD. 1999-III
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
SUFFIELD CLO, LIMITED
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
TRYON CLO LTD. 2000-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ GLENN P. DUFFY
Name: Glenn P. Duffy, CFA Title: Managing Director
SCOTIABANK EUROPE PLC
By:	/s/ J.A. FLEKER
Name: J.A. Fleker Title: Director
CREDIT LYONNAIS NEW YORK BRANCH
By:	/s/ JAMES GIBSON
Name: James Gibson Title: Senior Vice President

RZB FINANCE LLC, CONNECTICUT OFFICE
By:	/s/ JOHN A. VALISKA
Name: John A. Valiska Title: Group Vice President
By:	/s/ CHRISTOPH HOEDL
Name: Christoph Hoedl Title: Vice President
PILGRIM CLO 1999-1 LTD.
By:	ING Investments, LLC as its investment manager
By:	/s/ CHARLES E. LEMIEUX
Name: Charles E. LeMieux, CFA Title: Vice President
SEQUILS—PILGRIM I, LTD.
By:	ING Investments, LLC as its investment manager
By:	/s/ CHARLES E. LEMIEUX
Name: Charles E. LeMieux, CFA Title: Vice President
CENTURION CDO II, LTD.
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/ LEANNE SLAVRAKIS
Name: Leanne Slavrakis Title: Director—Operations

SEQUILS—CENTURION V, LTD.
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/ LEANNE SLAVRAKIS
Name: Leanne Slavrakis Title: Director—Operations
CENTURION CDO VI, LTD.
By:	American Express Asset Management Group, Inc. as Collateral Manager
By:	/s/ LEANNE SLAVRAKIS
Name: Leanne Slavrakis Title: Director—Operations
SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor
By:	/s/ MICHEAL BOTTHOF
Name: Micheal Botthof Title: Vice President
EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHEAL BOTTHOF
Name: Micheal Botthof Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHEAL BOTTHOF
Name: Micheal Botthof Title: Vice President
OXFORD STRATEGIC INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHEAL BOTTHOF
Name: Micheal Botthof Title: Vice President
EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHEAL BOTTHOF
Name: Micheal Botthof Title: Vice President
EATON VANCE CDO IV, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHEAL BOTTHOF
Name: Micheal Botthof Title: Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHEAL BOTTHOF
Name: Micheal Botthof Title: Vice President
GRAYSON & CO.
By:	Boston Management and Research as Investment Advisor
By:	/s/ MICHEAL BOTTHOF
Name: Micheal Botthof Title: Vice President
BIG SKY SENIOR LOAN FUND, LTD.
By:	Eaton Vance Management as Investor Advisor
By:	/s/ MICHEAL BOTTHOF
Name: Micheal Botthof Title: Vice President
COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By:	/s/ DOUGLAS I. GLICKMAN
Name: Douglas I. Glickman Title: Vice President
By:	/s/ ISABEL S. ZEISSIG
Name: Isabel S. Zeissig Title: Assistant Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:	Prudential Investment Management, Inc. As Collateral Manager
By:	/s/ JILL BAUM
Name: Jill Baum Title: Vice President
DRYDEN III LEVERAGED LOAN CDO 2002
By:	Prudential Investment Management, Inc., As Collateral Manager
By:	/s/ JILL BAUM
Name: Jill Baum Title: Vice President
DRYDEN LEVERAGE LOAN CDO 2002-II
By:	Prudential Investment Management, Inc., As Collateral Manager
By:	/s/ JILL BAUM
Name: Jill Baum Title: Vice President
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ BRIAN P. SCHWINN
Name: Brian P. Schwinn Title: Duly Authorized Signatory
BANK ONE, NA
By:	/s/ KAREN C. RYAN
Name: Karen C. Ryan Title: Director

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ SURESH TATA
Name: Suresh Tata Title: Senior Vice President
THE BANK OF TOKYO-MITSUBISHI, LTD. Chicago Branch
By:	/s/ SHINICHIRO MUNECHIKA
Name: Shinichiro Munechika Title: Deputy General Manager
ADDISON CDO, LIMITED (#1279)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar Title: Executive Vice President
ATHENA CDO, LIMITED (#1277)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar Title: Executive Vice President
CAPTIVA III FINANCE LTD. (Acct. 275), as advised by Pacific Investment Management Company LLC
By:	/s/ DAVID DYER
Name: David Dyer Title: Director

CAPTIVA IV FINANCE LTD. (Acct. 1275), as advised by Pacific Investment Management Company LLC
By:	/s/ DAVID DYER
Name: David Dyer Title: Director
DELANO COMPANY (#274)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar Title: Executive Vice President
INTERCONTINENTAL CDO S.A. (#1284)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar Title: Executive Vice President
JISSEKIKUN FUNDING, LTD. (#1288)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar Title: Executive Vice President

PIMCO HIGH YIELD FUND (#705)
By:	Pacific Investment Management Company LLC, as its Investment Advisor for the PIMCO High Yield Fund, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar Title: Executive Vice President
SEQUILS-MAGNUM. LTD. (#1280)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar Title: Executive Vice President
WAVELAND—INGOTS, LTD. (#2006)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar Title: Executive Vice President
WRIGLEY CDO, LTD. (#1285)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar Title: Executive Vice President

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ G. STEVEN KALIN
Name: G. Steven Kalin Title: Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name: Jonathan R. Insull Title: Managing Director
SEQUILS IV, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ JONATHAN R. INSULL
Name: Jonathan R. Insull Title: Managing Director
By:	/s/ G. STEVEN KALIN
Name: G. Steven Kalin Title: Senior Vice President
SEQUILS I, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ JONATHAN R. INSULL
Name: Jonathan R. Insull Title: Managing Director
By:	/s/ G. STEVEN KALIN
Name: G. Steven Kalin Title: Senior Vice President

C-SQUARED CDO LTD.
By:	TCW Advisors, Inc. as its Portfolio Manager
By:	/s/ G. STEVEN KALIN
Name: G. Steven Kalin Title: Senior Vice President
BAVARIA TRR CORPORATION
By:	/s/ LORI GEBRON
Name: Lori Gebron Title: Vice President
KZH CNC LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
KZH CRESCENT LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
KZH CRESCENT-2 LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
KZH CRESCENT-3 LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent

KZH CYPRESSTREE-1 LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
KZH ING-2 LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
KZH SOLEIL LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
KZH SOLEIL-2 LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
KZH STERLING LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent
KZH WATERSIDE LLC
By:	/s/ DORIAN HERRERA
Name: Dorian Herrera Title: Authorized Agent

AERIES FINANCE-II LTD.
By:	INVESCO Senior Secured Management, Inc. As Sub-Managing Agent
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
AVALON CAPITAL LTD.
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
AVALON CAPITAL LTD. 2
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
By:	INVESCO Senior Secured Management, Inc. As Subadvisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Attorney in fact
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
INVESCO CBO 2000-1 LTD.
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As Asset Advisor
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
SEQUILS-LIBERTY, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ JOSEPH ROTONDO
Name: Joseph Rotondo Title: Authorized Signatory
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND (161)
By:	/s/ JOHN H. COSTELLO
Name: John H. Costello Title: Assistant Treasurer
BANK OF AMERICA, N.A.
By:	/s/ BRIAN D. CORUM
Name: Brian D. Corum Title: Managing Director

EAST WEST BANK
By:	/s/ NANCY A. MOORE
Name: Nancy A. Moore Title: Senior Vice President
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	New York Life Investment Management, LLC, Its Investment Manager
By:	/s/ F. DAVID MELKA
Name: F. David Melka Title: Vice President
ALCENTRA LTD. AS INVESTMENT ADVISER TO JUBILEE CDO II BV
By:	/s/ PAUL HATFIELD
Name: Paul Hatfield Title: Portfolio Manager
SEQUILS-GLACE BAY, LTD.
By:	Royal Bank of Canada as Collateral Manager
By:	/s/ MELISSA MARANO
Name: Melissa Marano Title: Partner
PB CAPITAL CORPORATION
By:	/s/ ANDREW L. SHIPMAN
Name: Andrew L. Shipman Title: Assistant Vice President
By:	/s/ TYLER J. MCCARTHY
Name: Tyler J. McCarthy Title: Vice President

HANOVER SQUARE CLO LTD.
By:	Blackstone Debt Advisors L.P. As Collateral Manager
By:	/s/ DEAN CRIARES
Name: Dean Criares Title: Managing Director
GULF STREAM-COMPASS CLO 2002-I, LTD.
By:	Gulf Stream Asset Management, LLC
By:	/s/ BARRY K. LOVE
Name: Barry K. Love Title: Chief Credit Officer
LEOPARD CLO I, BV
By:	/s/ MIKE RAMSAY
Name: Mike Ramsay Title: Portfolio Manager
AIB DEBT MANAGEMENT LTD.
By:	/s/ RIMA TERRADISTA
Name: Rima Terradista Title: Senior Vice President
By:	/s/ JOHN FARRACE
Name: John Farrace Title: Senior Vice President
COBANK, ACB
By:	/s/ S. RICHARD DILL
Name: S. Richard Dill Title: Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ THOMAS J. PURCELL
Name: Thomas J. Purcell Title: Senior Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ RANDALL SCHMIDT
Name: Randall Schmidt Title: Vice President
IKB CAPITAL CORPORATION
By:	/s/ DAVID N. SNYDER
Name: David N. Snyder Title: President
BANK LEUMI USA
By:	/s/ JOUNG HEE HONG
Name: Joung Hee Hong Title: Vice President
SUNTRUST BANK
By:	/s/ BRIAN M. DAVIS
Name: Brian M. Davis Title: Director
THE BANK OF NEW YORK
By:	/s/ ROBERT BESSER
Name: Robert Besser Title: Vice President

FRANKLIN CLO IV, LIMITED
By:	/s/ DAVID ARDINI
Name: David Ardini Title: Vice President
OCTAGON INVESTMENT PARTNERS II, LLC
By:	Octagon Credit Investors, LLC as sub-investment manager
By:	/s/ MICHAEL B. NECHAMKIN
Name: Michael B. Nechamkin Title: Portfolio Manager
OCTAGON INVESTMENT PARTNERS III, LTD.
By:	Octagon Credit Investors, LLC as Portfolio Manager
By:	/s/ MICHAEL B. NECHAMKIN
Name: Michael B. Nechamkin Title: Portfolio Manager
OCTAGON INVESTMENT PARTNERS IV, LTD.
By:	Octagon Credit Investors, LLC as collateral manager
By:	/s/ MICHAEL B. NECHAMKIN
Name: Michael B. Nechamkin Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC as Portfolio Manager
By:	/s/ MICHAEL B. NECHAMKIN
Name: Michael B. Nechamkin Title: Portfolio Manager
BNP PARIBAS
By:	/s/ SEAN T. CONLON
Name: Sean T. Conlon Title: Managing Director
By:	/s/ TJALLING TORPSTRA
Name: Tjalling Torpstra Title: Director
ERSTE BANK, NEW YORK BRANH
By:	/s/ GREGORY T. APTMAN
Name: Gregory T. Aptman Title: Vice President
By:	/s/ BRYAN LYNCH
Name: Bryan Lynch Title: First Vice President
COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH
By:	/s/ ROBERT M. MANDULA
Name: Robert M. Mandula Title: Executive Director
By:	/s/ ANDRÉ BLOM
Name: André Blom Title: Credit Risk Management

NATEXIS BANQUES POPULAIRES
By:	/s/ FRANK H. MADDEN, JR.
Name: Frank H. Madden, Jr. Title: Vice President & Group Manager
By:	/s/ YOSMERY D. ORTEGA
Name: Yosmery D. Ortega Title: Associate
SUNAMERICA LIFE INSURANCE COMPANY
By:	/s/ STEVEN S. OH
Name: Steven S. Oh Title: Managing Director
GALAXY CLO 1999-1, LTD.
By:	/s/ STEVEN S. OH
Name: Steven S. Oh Title: Managing Director
GALAXY CLO 2003-1, LTD.
By:	AIG Global Investment Corp., it's Investment Advisor
By:	/s/ STEVEN S. OH
Name: Steven S. Oh Title: Managing Director
THE NORTHERN TRUST COMPANY
By:	/s/ EDMUND H. LESTER
Name: Edmund H. Lester Title: Vice President

LEHMAN COMMERCIAL PAPER, INC.
By:	/s/ G. ANDREW KEITH
Name: G. Andrew Keith Title: Authorized Signatory
HARCH CLO I, LTD.
By:	/s/ MICHAEL E. LEWITT
Name: Michael E. Lewitt Title: Authorized Signatory
FLAGSHIP CLO II
By:	/s/ MARK S. PELLETIER
Name: Mark S. Pelletier Title: Director
FLEET NATIONAL BANK FOR THE ACCOUNT OF THE FLAGSHIP FUND
By:	/s/ MARK S. PELLETIER
Name: Mark S. Pelletier Title: Director
SEQUILS-CUMBERLAND I, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DALE BURROW
Name: Dale Burrow Title: Senior Vice President

ROSEMONT CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DALE BURROW
Name: Dale Burrow Title: Senior Vice President
FOREST CREEK CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DALE BURROW
Name: Dale Burrow Title: Senior Vice President
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ GARETH MAGEE
Name: Gareth Magee Title: Authorized Signatory
By:	/s/ TOM HAYES
Name: Tom Hayes Title: Authorized Signatory
DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By:	/s/ BRIAN SMITH
Name: Brian Smith Title: Director
By:	/s/ BRIAN SCHNEIDER
Name: Brian Schneider Title: Vice President

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I—INGOTS, Ltd., as Term Lender
By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Portfolio Manager
SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II—INGOTS, Ltd., as Term Lender
By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Portfolio Manager
SANKATY ADVISORS, LLC as Collateral Manager for Great Point CLO 1999-I Ltd., as Term Lender
By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Portfolio Manager
SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Portfolio Manager
SANKATY ADVISORS, LLC as Collatearl Manager for Race Point II CLO, Limited, as Term Lender
By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Portfolio Manager

EXHIBIT A

CERTIFICATE OF OFFICER

        I, the undersigned, the     Insert Title,     of Ball Corporation ("Company"), and     Insert Title     of Ball European Holdings, Sarl ("European Holdco"), in accordance with Section 5(b) of that certain First Amendment to Credit Agreement dated as of July 22, 2003 (the "Agreement") among Company, European Holdco, the financial institutions signatory thereto as Lenders and Deutsche Bank AG, New York Branch, as Administrative Agent for the Lenders, do hereby certify on behalf of Company and European Holdco, the following:

  1.
  The representations and warranties set forth in Section 4 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

  2.
  No Event of Default or Unmatured Event of Default (except as otherwise expressly waived by the Agreement) has occurred and is continuing after giving effect to the Agreement; and

  3.
  The conditions of Section 5 of the Agreement have been fully satisfied.

        Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

[signature page follows]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of Company and European Holdco this Certificate of Officer on this 22nd day of July, 2003.

BALL CORPORATION	BALL EUROPEAN HOLDINGS, SARL
By:	By:
Name:	Name:
Title:	Title:

EXHIBIT B

REAFFIRMATION OF GUARANTY

        Each of the undersigned acknowledges receipt of a copy of the First Amendment to Credit Agreement (the "Agreement"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement) dated as of July 22, 2003, by and among Ball Corporation ("Company"), Ball European Holdings, Sarl ("European Holdco"), the financial institutions signatory thereto as Lenders and Deutsche Bank AG, New York Branch as Administrative Agent for the Lenders, consents to such Agreement and each of the transactions referenced in the Agreement and hereby reaffirms its obligations under any Guaranty to which it is a party.

Dated as of July 22, 2003.

BALL AEROSPACE & TECHNOLOGIES CORP.
BALL METAL BEVERAGE CONTAINER CORP.
BALL METAL FOOD CONTAINER CORP.
BALL PACKAGING CORP.
BALL PLASTIC CONTAINER CORP.
BALL TECHNOLOGIES HOLDINGS CORP.
BALL ASIA SERVICES LIMITED
BALL GLASS CONTAINER CORPORATION
BALL HOLDINGS CORP.
BG HOLDINGS I, INC.
BG HOLDINGS II, INC.
BALL TECHNOLOGY SERVICES CORPORATION
EFRATOM HOLDING, INC.
LATAS DE ALUMINIO BALL, INC.
BALL METAL PACKAGING SALES CORP.
By:
Name: Scott C. Morrison Title: Vice President
BALL PAN-EUROPEAN HOLDINGS, INC.
By:
Name: Charles E. Baker Title: Assistant Secretary
BALL (FRANCE) HOLDINGS SAS
By:
Name: Title:

BALL (FRANCE) INVESTMENT HOLDINGS SAS
By:
Name: Title:
BALL PACKAGING EUROPE BIERNE SAS
By:
Name: Title:
BALL PACKAGING EUROPE LA CIOTAT SAS
By:
Name: Title:
BALL (GERMANY) GMBH
By:
Name: Title:
BALL (GERMANY) KG
By:
Name: Title:
BALL PACKAGING EUROPE GMBH
By:
Name: Title:

BALL PACKAGING EUROPE HERMSDORF GMBH
By:
Name: Title:
BALL (LUXEMBOURG) FINANCE S.A.R.L.
By:
Name: Title:
BALL EUROPEAN HOLDINGS SARL
By:
Name: Title:
BALL HOLDINGS S.A.R.L.
By:
Name: Title:
BALL INVESTMENT HOLDINGS, S.A.R.L.
By:
Name: Title:
BALL PACKAGING EUROPE HOLDING LIMITED
By:
Name: Title:

BALL PACKAGING EUROPE UK LIMITED
By:
Name: Title:
BALL NORTH AMERICA, INC.
By:
Name: Title:

QuickLinks

  Exhibit 10.27
FIRST AMENDMENT TO CREDIT AGREEMENT
EXHIBIT A CERTIFICATE OF OFFICER
EXHIBIT B REAFFIRMATION OF GUARANTY